Goodwill and Acquired Intangible Assets - Schedule of Future Estimated Amortization Expense of Acquired Intangibles (Detail) $ in Thousands	Dec. 31, 2016 USD ($)
Goodwill And Intangible Assets Disclosure [Abstract]
Remainder of 2017	$ 43
2018	170
2019	170
2020	170
2021	170
Thereafter	910
Net Carrying Value	$ 1,633